Note 37 - Cancellation of title deed in Saudi Steel Pipe Company	12 Months Ended
Dec. 31, 2020
Disclosure of Cancellation of title Deed in Affiliates [Abstract]
Note 37 - Cancellation of title deed in Saudi Steel Pipe Company

37                    Cancellation of title deed in Saudi Steel Pipe Company

The Company has recently learned through the Ministry of Justice’s online portal that the electronic title deeds to certain land plots of its Saudi Arabian subsidiary SSPC had become inactive due to cancellation by court order.

The affected land plots, with a total surface of 811,284 square meters, are located in Dammam and were purchased from a private entity on February 13, 2010, pursuant to a written purchase agreement duly executed by SSPC in full compliance with the laws of the Kingdom of Saudi Arabia. The purchase of the land occurred before Tenaris’s acquisition of a 47.79% interest in SSPC in 2019. The affected plots are not part of the production facility of SSPC, have been partially used as a warehouse, and have a carrying value on Tenaris’s financial statements of $56.2 million.

As of the date hereof, neither the cancellation nor the court order have been notified to SSPC or otherwise been made public, and the legal basis for the court order is unknown. SSPC is currently assessing the effects of the court order and the available alternatives to protect the land and reinstate the title deeds. At this time, it is not possible to predict the outcome of this matter.